SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 16, 2005

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or Other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

275 Kennedy Drive	05403
So. Burlington, Vermont	(Zip Code)
(Address of principal executive offices)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      (d)  On December 15, 2005, the Board of Directors of Merchants Bank (the "Bank"), the main operating subsidiary of Merchants Bancshares, Inc. (the "Company"), elected Michael R. Tuttle as a Director of the Bank. Joseph L. Boutin, the Company's President and Chief Executive Officer, resigned from the Bank's Board, but will retain his membership on the Company's Board of Directors.

      On December 15, 2005, the Bank issued a press release relating to the above matters. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d). Exhibits

99.1 Press Release issued by the Bank on December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date: December 16, 2005	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

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